OTHER INCOME (LOSS), NET	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
OTHER INCOME (LOSS), NET

NOTE 17:-OTHER INCOME (LOSS), NET

During 2021, the Company had other income, net of $41, mainly attributable to compensation received relating to an insurance claim.

During 2018, the Company incurred water damage to major equipment in its production facility. The Company replaced a damaged machine with a new machine shortly thereafter, utilizing a $500 advance payment received from its insurance company. The advance payment was recorded in 2018 as a reduction in the cost of acquiring the new machine and as an offset to some of the loss incurred as a result of the damage. During May 2019, the Company received an additional payment of approximately $1.0 million from the insurance company, relating to the losses that occurred as a result of this event.